UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

European Wax Center, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor
Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.

On January 18, 2022, European Wax Center, Inc. (the “Company”) issued a press release that includes preliminary results for the fiscal year ended December 25, 2021 and certain information regarding the officer transition described below. A copy of the press release issued is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2022, the Company announced that Chief Operating Officer David Willis has been appointed Chief Financial Officer. Mr. Willis will retain his role as Chief Operating Officer. Mr. Willis succeeds Jennifer Vanderveldt, who is leaving the Company to pursue other opportunities. Such changes are effective as of January 12, 2022.

In connection with Ms. Vanderveldt’s separation, on January 17, 2022, the Company and Ms. Vandervelt entered into a separation agreement pursuant to which Ms. Vanderveldt will receive 12 months of her annual base salary, payable in the form of salary continuation, and a 2021 performance bonus based on achievement of bonus plan targets, payable on the same date that the bonus is paid to other executive-level employees. In addition, 75,000 of Ms. Vanderveldt’s common units of EWC Ventures, LLC will vest; all other unvested common units of EWC Ventures, LLC, as well as all other equity granted by the Company, will be forfeited without consideration. Pursuant to the separation agreement, Ms. Vandervelt also granted a release in favor of the Company and agreed to certain confidential information and other customary covenants.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	News release issued on January 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18, 2022	EUROPEAN WAX CENTER, INC.

	By:	/s/ GAVIN M. O’CONNOR
Name: Gavin M. O’Connor
Title: Chief Legal Officer, Chief Human Resources Officer and Corporate Secretary